UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021 (December 1, 2021)

SS&C TECHNOLOGIES HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SSNC	The Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2021, SS&C Technologies Holdings, Inc. (“SS&C” or the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”), disclosing that the boards of directors of the Company (the “Company Board”) and Blue Prism Group plc, a company incorporated in England and Wales (“Blue Prism”) (the “Blue Prism Board”), had reached an agreement on the terms of a recommended acquisition of Blue Prism by the Company in the form of a recommended offer by Bolt Bidco Limited (“Bidco”), a company incorporated in England and Wales and a wholly-owned subsidiary of the Company, for the entire issued and to be issued ordinary share capital of Blue Prism (the “Acquisition”). In connection with the Acquisition, (i) Blue Prism and Bidco entered into a Co-operation Agreement, dated as of December 1, 2021 (the “Co-operation Agreement”), (ii) the Company as guarantor and Bidco as borrower entered into an interim facility agreement, dated as of December 1, 2021, with Royal Bank of Canada as arranger and Royal Bank of Canada as interim facility agent and interim security agent (the “Interim Facility Agreement”) and (iii) SS&C Technologies, Inc. (“SS&C Technologies”), a subsidiary of the Company, entered into a commitment letter with Royal Bank of Canada (the “Commitment Letter”), dated as of December 1, 2021, for the provision of certain incremental term loan facilities pursuant to Section 2.01(f) of the Company’s amended and restated credit agreement, dated as of April 16, 2018.

Rule 2.7 Announcement

On December 1, 2021, the Company issued the Rule 2.7 Announcement disclosing that the Company Board and the Blue Prism Board had reached an agreement on the terms of the Acquisition. The Acquisition will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “UK Companies Act”) (the “Scheme”). Under the terms of the Acquisition, Blue Prism shareholders will be entitled to receive £12.75 in cash for each Blue Prism share (implying a value of approximately £1,243 million, or US $1,650 million using the exchange rate at the time of the offer). The Acquisition is conditional upon, among other things, (i) the approval of the Scheme by a majority of the Blue Prism shareholders voting at the Court Meeting and the Blue Prism General Meeting (as such terms are defined in the Co-operation Agreement), (ii) the receipt of applicable antitrust and regulatory clearances, and (iii) the sanction of the Scheme by the Court. The conditions to the Acquisition are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed in the first quarter of 2022. Bidco has reserved the right, subject to the prior consent of the Panel (and to the terms of the Co-operation Agreement), to effect the Acquisition by way of a takeover offer (as such term is defined in the UK Companies Act) (an “Offer”).

Co-operation Agreement

On December 1, 2021, Bidco and Blue Prism entered into the Co-operation Agreement in connection with the Acquisition. Pursuant to the Co-operation Agreement, among other things: (i) Blue Prism has agreed to co-operate with Bidco to assist the satisfaction of certain regulatory conditions, and Bidco has entered into commitments in relation to obtaining regulatory and foreign investment clearances; (ii) Bidco has agreed to provide Blue Prism with certain information for the purposes of the Scheme Document (as such term is defined in the Co-operation Agreement) and to otherwise assist with the preparation of the Scheme Document; (iii) Bidco has agreed to certain provisions if the Scheme should switch to an Offer; and (iv) Blue Prism and Bidco have agreed certain arrangements in respect of employees and the Blue Prism share plans.

The Co-operation Agreement contains certain customary termination rights, including, among others, (i) if the Acquisition is withdrawn or lapses, (ii) if prior to the Long Stop Date (as such term is defined in the Rule 2.7 Announcement) any conditions to implementation of the Acquisition as set out in the Rule 2.7 Announcement becomes incapable of satisfaction, (iii) at Bidco’s or Blue Prism’s election if the Blue Prism Board withdraws their recommendation of the Acquisition or if the Blue Prism Board recommends a competing proposal, (iv) if the Scheme does not become effective in accordance with its terms by the Long Stop Date or (v) otherwise as agreed between Bidco and Blue Prism.

Interim Facility Agreement

On December 1, 2021, the Company, Bidco and certain financial institution parties entered into the Interim Facility Agreement. Under the terms of the Interim Facility Agreement, the interim lender agreed to make available to Bidco a term loan facility in an aggregate amount of US $1,680,000,000 (the “Interim Facility”). The proceeds of loans drawn under the Interim Facility are to be applied towards, among other things, financing the aggregate consideration payable by Bidco pursuant to the Acquisition. The Interim Facility is available to be drawn, subject to satisfaction of the conditions precedent set out in the Interim Facility Agreement, during the Certain Funds Period (as defined below).

Under the Interim Facility Agreement, “Certain Funds Period” is defined as the period from (and including) the date of the Interim Facility Agreement to (and including) 11:59 p.m. in New York on the earliest of: (a) if the Acquisition is intended to be completed pursuant to a Scheme, the date on which the Scheme lapses (including, subject to exhausting any rights of appeal, if a relevant court refuses to sanction the Scheme) or is withdrawn in writing, in each case, in accordance with its terms in the Rule 2.7 Announcement or Scheme Document (other than (i) where such lapse or withdrawal is as a result of the exercise of Bidco’s right to effect a switch from the Scheme to an Offer or (ii) it is otherwise to be followed within twenty business days by an Announcement (as such term is defined in the Interim Facility Agreement) by Bidco to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of the Interim Facility Agreement); (b) if the Acquisition is intended to be completed pursuant to an Offer, the date on which the Offer lapses, terminates or is withdrawn, in each case, in accordance with its terms in the applicable Announcement or offer document (other than (i) where such lapse or withdrawal is as a result of the exercise of Bidco’s right to effect a switch from an Offer to a Scheme or (ii) it is otherwise to be followed within twenty business days by an Announcement by Bidco to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the Interim Facility Agreement); (c) the date on which the Interim Facility has been utilized in full; and (d) the date which is eight months after the date of the first Announcement(the “Commitment Long Stop Date”) provided that, if the Interim Facility has been utilized by then, such date shall automatically be extended to the later of (i) the Commitment Long Stop Date and (ii) the Final Repayment Date (as defined below), or, in each case, such later time and date as agreed by the arrangers under the Interim Facility Agreement (acting reasonably and in good faith).

The final maturity date of the Interim Facility is ninety days after the date on which the first drawdown of the Interim Facility occurs (the “Final Repayment Date”), by which date the Interim Facility would need to be replaced and refinanced. Bidco may also voluntarily cancel (on two business days’ written notice) or prepay (on one business days’ written notice) the Interim Facility at any time.

The Interim Facility Agreement contains customary representations and undertakings (including undertakings in respect of financial indebtedness, disposals, security, permitted holding company activity, acquisitions and mergers and conduct of the Scheme and/or any Offer), indemnities and events of default, each with appropriate carve-outs and materiality thresholds.

Interest on each loan under the Interim Facility Agreement is the percentage rate per annum equal to the aggregate of: (a) the applicable margin and (b) the funding cost for that interest period. The applicable margin for the Interim Facility is (i) if in aggregate with the alternate base rate, 1.00 percent per annum or (ii) if in aggregate with adjusted LIBOR, 2.00 percent per annum. Underwriting and upfront fees, among other fees, are also payable under the terms of the Interim Facility Agreement and ancillary documentation.

As a condition precedent to the first drawdown of the Interim Facility, the secured parties under the Interim Facility Agreement will receive the benefit of security under a debenture governed by English law over all the assets of Bidco. The obligations of Bidco under the Interim Facility Agreement will be guaranteed by the Company.

Commitment Letter

On December 1, 2021, SS&C Technologies entered into the Commitment Letter with Royal Bank of Canada. The Commitment Letter provides for certain incremental term loan credit facilities pursuant to Section 2.01(f) of the Company’s amended and restated credit agreement, dated as of April 16, 2018 (as amended, supplemented or modified from time to time), among SS&C Technologies, the other borrowers party thereto, the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent. Pursuant to the Commitment Letter, Royal Bank of Canada agreed, subject to the execution of definitive financing documents and the satisfaction of other customary conditions precedent for financings of this nature, to provide certain subsidiaries of the Company with incremental term loan facilities in an aggregate principal amount of up to US $1,680 million on terms and conditions set forth in the Commitment Letter.

The foregoing summaries of the Acquisition, the Rule 2.7 Announcement, the Co-operation Agreement and the Interim Facility Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Co-operation Agreement, the Rule 2.7 Announcement and the Interim Facility Agreement, copies of which are attached as Exhibits 2.1, 2.2 and 10.1 to this Current Report on Form 8-K, respectively, and which are each incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Interim Facility Agreement and ancillary documentation set forth in Item 1.01 above are incorporated into this Item 2.03 by reference.

No Offer or Solicitation

This document is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) contains statements about Bidco, SS&C, SS&C Technologies, Blue Prism and their respective associated companies that are or may be deemed to be forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “aims”, “intends”, “will”, “may”, “shall”, “should”, “anticipates”, “estimates”, “projects”, “is subject to”, “budget”, “scheduled”, “forecast” or words or terms of similar substance or the negative thereof, are forward-looking statements. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of SS&C’s, Blue Prism’s and their respective associated companies’ operations and potential synergies resulting from the Acquisition; and (iii) the effects of government regulation on SS&C’s, Blue Prism’s and their respective associated companies’ business.

Such forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Bidco, SS&C and Blue Prism about future events, and are therefore subject to risks and uncertainties that could significantly affect expected results and are based on certain key assumptions. Many factors could cause actual results to differ materially from those projected or implied in any forward-looking statements, including: increased competition, the loss of or damage to one or more key customer relationships, the failure of one or more key suppliers, the outcome of business or industry restructuring, the outcome of any litigation, changes in economic conditions, currency fluctuations, changes in interest and tax rates, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments, the failure to retain key management, or the timing and success of future acquisition opportunities or major investment projects. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither Bidco nor Blue Prism, nor any of their respective associates, directors, officers, employees or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Current Report on Form 8-K will actually occur. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. All subsequent oral or written forward-looking statements attributable to any member of SS&C, Blue Prism, their respective associated companies or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above.

Bidco and Blue Prism expressly disclaim any obligation to update any forward-looking or other statements contained herein, except as required by applicable law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Co-operation Agreement.
2.2	Rule 2.7 Announcement (incorporated by reference to Schedule 2 of the Co-operation Agreement included as Exhibit 2.1 of this Current Report on Form 8-K).
10.1	Interim Facility Agreement.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: December 7, 2021	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer